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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 20, 1997
                                                 (February 18, 1997)
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                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


        0-10592                                      14-1630287
 (Commission File Number)                  (IRS Employer Identification No.)
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                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



    Registrant's telephone number, including area code: (518) 377-3311

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TrustCo Bank Corp NY


Item 5.     Other Events

            A press release was issued on February 18, 1997, declaring a quarterly cash dividend of $0.275 per share, payable April 1, 1997, to the shareholders of record at the close of business on March 7, 1997. Attached is the press release labeled as exhibit 99(a).




Item 7      (c) Exhibits


            Reg S-K Exhibit No.          Description
                     99(a) Press release dated February 18, 1997, declaring a quarterly cash dividend of $0.275 per share, payable April 1, 1997, to the shareholders of record at the close of business on March 7, 1997.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 20, 1997

                                             TrustCo Bank Corp NY
                                             (Registrant)


                                             By:/s/ Robert T. Cushing
                                                    Robert T. Cushing
                                                    Vice President and
                                                    Chief Financial Officer



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Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                Description                     Page
------------------         ----------------------------         ----------
      99(a)                Press release dated February             5
                           18, 1997, declaring a
                           quarterly cash dividend of
                           $0.275 per share, payable
                           April 1, 1997, to the
                           shareholders of record at the
                           close of business on March
                           7, 1997.


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                                                             Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                 News Release
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192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                    NASDAQ -- TRST

Contact:            William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

                                      TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - February 18, 1997


On February 18, 1997 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable April 1 1997, to the shareholders of record at the close of business on March 7, 1997.

TrustCo is a $2.2 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 48 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $950 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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